Putnam Small Cap Value Fund
The fund's portfolio
5/31/23 (Unaudited)

COMMON STOCKS (99.5%)(a)
	Shares	Value
Aerospace and defense (1.2%)
V2X, Inc.(NON)	69,220	$2,855,325

		2,855,325
Automobile components (0.8%)
Motorcar Parts of America, Inc.(NON)	344,460	1,897,975

		1,897,975
Banks (13.0%)
Axos Financial, Inc.(NON)	61,000	2,307,020
Bancorp, Inc. (The)(NON)	131,100	4,045,746
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	97,800	2,451,846
Coastal Financial Corp./WA(NON)	60,409	2,066,592
ConnectOne Bancorp, Inc.	97,024	1,317,586
First Foundation, Inc.	440,597	1,709,516
Five Star Bancorp	97,742	1,868,827
Metropolitan Bank Holding Corp.(NON)(S)	58,614	1,658,776
OFG Bancorp (Puerto Rico)	148,800	3,609,888
Origin Bancorp, Inc.	28,900	822,205
Peapack-Gladstone Financial Corp.	71,500	1,886,885
QCR Holdings, Inc.	44,291	1,701,660
Southern First Bancshares, Inc.(NON)	34,046	782,037
UMB Financial Corp.	33,600	1,903,104
Valley National Bancorp(S)	198,200	1,462,716

		29,594,404
Biotechnology (5.3%)
Chinook Therapeutics, Inc.(NON)	125,900	3,045,521
ImmunoGen, Inc.(NON)	188,300	2,568,412
MiMedx Group, Inc.(NON)	288,000	1,687,680
Veracyte, Inc.(NON)	102,800	2,660,464
Xencor, Inc.(NON)	82,500	2,235,750

		12,197,827
Building products (0.7%)
Tecnoglass, Inc. (Colombia)	44,500	1,699,900

		1,699,900
Chemicals (1.2%)
Olin Corp.	58,500	2,767,635

		2,767,635
Commercial services and supplies (4.3%)
ACCO Brands Corp.	433,700	2,099,108
Deluxe Corp.	125,900	1,916,198
SP Plus Corp.(NON)	90,000	3,276,900
VSE Corp.	54,600	2,567,838

		9,860,044
Communications equipment (3.1%)
Aviat Networks, Inc.(NON)	123,828	3,791,613
Ribbon Communications, Inc.(NON)	1,172,800	3,260,384

		7,051,997
Construction and engineering (3.8%)
APi Group Corp.(NON)	175,400	3,964,040
Granite Construction, Inc.(S)	74,826	2,707,953
WillScot Mobile Mini Holdings Corp.(NON)	45,348	1,953,592

		8,625,585
Construction materials (1.1%)
Summit Materials, Inc. Class A(NON)	83,100	2,628,453

		2,628,453
Consumer staples distribution and retail (0.3%)
United Natural Foods, Inc.(NON)	29,800	795,958

		795,958
Containers and packaging (1.6%)
Graphic Packaging Holding Co.	154,600	3,694,940

		3,694,940
Diversified consumer services (1.1%)
Universal Technical Institute, Inc.(NON)	406,412	2,613,229

		2,613,229
Diversified REITs (1.2%)
Alpine Income Property Trust, Inc.(R)	174,794	2,702,315

		2,702,315
Electric utilities (1.3%)
ALLETE, Inc.	50,900	3,032,113

		3,032,113
Electronic equipment, instruments, and components (4.0%)
Celestica, Inc. (Canada)(NON)	228,400	2,907,532
Jabil, Inc.	28,211	2,525,449
Vontier Corp.	130,600	3,870,984

		9,303,965
Energy equipment and services (3.2%)
Diamond Offshore Drilling, Inc.(NON)	288,400	3,157,980
Newpark Resources, Inc.(NON)	579,600	2,005,416
Oceaneering International, Inc.(NON)	149,965	2,295,964

		7,459,360
Entertainment (1.1%)
Lions Gate Entertainment Corp. Class A(NON)(S)	237,428	2,445,508

		2,445,508
Financial services (2.1%)
NewtekOne, Inc.(S)	157,600	1,940,056
Walker & Dunlop, Inc.	38,361	2,807,642

		4,747,698
Food products (0.5%)
Hostess Brands, Inc.(NON)	44,500	1,107,160

		1,107,160
Gas utilities (1.0%)
ONE Gas, Inc.	29,300	2,371,542

		2,371,542
Ground transportation (1.1%)
Marten Transport, Ltd.	123,400	2,609,910

		2,609,910
Health care equipment and supplies (2.1%)
Lantheus Holdings, Inc.(NON)	21,200	1,835,708
QuidelOrtho Corp.(NON)	34,400	2,928,816

		4,764,524
Health care providers and services (4.1%)
Aveanna Healthcare Holdings, Inc.(NON)(S)	808,100	953,558
Brookdale Senior Living, Inc.(NON)	800,154	2,760,531
Option Care Health, Inc.(NON)	68,500	1,887,175
RadNet, Inc.(NON)	129,000	3,733,260

		9,334,524
Hotel and resort REITs (2.2%)
Apple Hospitality REIT, Inc.(R)	199,800	2,903,094
RLJ Lodging Trust(R)	214,500	2,205,060

		5,108,154
Hotels, restaurants, and leisure (4.2%)
Chuy's Holdings, Inc.(NON)	86,300	3,179,292
Dave & Buster's Entertainment, Inc.(NON)	68,900	2,215,135
Everi Holdings, Inc.(NON)	157,300	2,186,470
Penn Entertainment, Inc.(NON)	81,700	2,045,768

		9,626,665
Household durables (2.0%)
Cavco Industries, Inc.(NON)	8,200	2,041,636
M/I Homes, Inc.(NON)	35,600	2,515,852

		4,557,488
Insurance (2.4%)
Heritage Insurance Holdings, Inc.	200,439	885,940
Horace Mann Educators Corp.	74,100	2,226,705
Kemper Corp.	53,800	2,328,464

		5,441,109
IT Services (0.3%)
Edigo, Inc.(NON)	1,329,500	684,958

		684,958
Leisure products (1.1%)
Clarus Corp.	299,100	2,473,557

		2,473,557
Machinery (5.3%)
Chart Industries, Inc.(NON)	22,057	2,420,315
Crane Co.	40,172	2,918,898
Federal Signal Corp.	49,800	2,638,902
Hillenbrand, Inc.	42,000	2,014,740
Hyster-Yale Materials Handling, Inc.	48,259	2,256,591

		12,249,446
Metals and mining (2.1%)
Alamos Gold, Inc. Class A (Canada)	202,900	2,503,786
Haynes International, Inc.	54,740	2,376,811

		4,880,597
Mortgage real estate investment trusts (REITs) (4.4%)
AGNC Investment Corp.(R)	301,200	2,768,028
Ladder Capital Corp.(R)	207,078	1,973,453
MFA Financial, Inc.(R)	210,100	2,222,858
Rithm Capital Corp.(R)	398,500	3,243,790

		10,208,129
Multi-utilities (2.5%)
Algonquin Power & Utilities Corp. (Canada)(S)	333,400	2,810,562
Unitil Corp.	56,700	2,987,523

		5,798,085
Oil, gas, and consumable fuels (2.6%)
CNX Resources Corp.(NON)	146,000	2,255,700
Equitrans Midstream Corp.	115,700	986,921
Magnolia Oil & Gas Corp. Class A(S)	135,975	2,628,397

		5,871,018
Passenger airlines (1.0%)
Sun Country Airlines Holdings, Inc.(NON)	120,395	2,263,426

		2,263,426
Professional services (3.1%)
IBEX, Ltd.(NON)	151,519	3,103,109
ICF International, Inc.	17,500	1,959,825
Verra Mobility Corp.(NON)	116,062	2,046,173

		7,109,107
Retail REITs (1.1%)
Spirit Realty Capital, Inc.(R)(S)	67,401	2,632,683

		2,632,683
Specialized REITs (1.1%)
EPR Properties(R)	62,200	2,594,362

		2,594,362
Textiles, apparel, and luxury goods (1.7%)
Levi Strauss & Co. Class A(S)	139,300	1,842,939
Unifi, Inc.(NON)	276,184	1,991,287

		3,834,226
Tobacco (1.2%)
Turning Point Brands, Inc.	129,700	2,715,918

		2,715,918
Trading companies and distributors (2.0%)
Custom Truck One Source, Inc.(NON)	413,600	2,663,584
MRC Global, Inc.(NON)	231,600	2,012,604

		4,676,188

Total common stocks (cost $260,667,767)		$228,887,007

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
iShares Russell 2000 ETF (Put)	Aug-23/$157.00	$20,746,053	$119,388	$263,071

Total purchased options outstanding (cost $388,011)				$263,071

SHORT-TERM INVESTMENTS (6.4%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 5.29%(AFF)	14,044,816	$14,044,816
Putnam Short Term Investment Fund Class P 5.21%(AFF)	489,601	489,601
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.02%(P)	140,000	140,000

Total short-term investments (cost $14,674,417)		$14,674,417
TOTAL INVESTMENTS

Total investments (cost $275,730,195)		$243,824,495

WRITTEN OPTIONS OUTSTANDING at 5/31/23 (premiums $214,898) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
UBS AG
iShares Russell 2000 ETF (Put)	Aug-23/$146.00	$20,746,053	$119,388	$136,748

Total				$136,748

Key to holding's abbreviations
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from March 1, 2023 through May 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $229,961,738.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 2/28/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/23
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$23,894,405	$50,115,232	$59,964,821	$218,369	$14,044,816
	Putnam Short Term Investment Fund**	1,721,557	16,225,151	17,457,107	13,632	489,601

	Total Short-term investments	$25,615,962	$66,340,383	$77,421,928	$232,001	$14,534,417
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $14,044,816 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $13,483,107.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, who has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to generate additional income for the portfolio.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$2,445,508	$—	$—
Consumer discretionary	25,003,140	—	—
Consumer staples	4,619,036	—	—
Energy	13,330,378	—	—
Financials	49,991,340	—	—
Health care	26,296,875	—	—
Industrials	51,948,931	—	—
Information technology	17,040,920	—	—
Materials	13,971,625	—	—
Real estate	13,037,514	—	—
Utilities	11,201,740	—	—

Total common stocks	228,887,007	—	—
Purchased options outstanding	—	263,071	—
Short-term investments	140,000	14,534,417	—

Totals by level	$229,027,007	$14,797,488	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(136,748)	$—

Totals by level	$—	$(136,748)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$90,000
Written equity option contracts (contract amount)	$90,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com